Supplement dated July 13, 2023
to the Prospectus of Ameriprise Certificates
(April 26, 2023) S-6000 AW (4/23)
This Supplement supersedes the Supplement dated June 14, 2023.
Effective August 18, 2023, Ameriprise Certificate Company will stop issuing the Ameriprise Stock Market Certificate. Ameriprise Certificate Company may also, in its sole discretion, decline add on purchases to existing Ameriprise Stock Market Certificate accounts. Existing account-holders will be allowed to maintain and renew their Ameriprise Stock Market Certificates until their existing certificate matures as described in the prospectus.
Ameriprise Certificate Company may also, in its sole discretion, provide waivers to surrender charges for early withdrawals from Ameriprise Stock Market Certificate accounts that would otherwise be subject to a surrender charge.
For Ameriprise Stock Market Certificate: Effective for sales on or after June 14, 2023, with the first term beginning on or after June 21, 2023, information about maximum return ranges and minimum guaranteed interest rate ranges on partial participation found on page 3 of the Prospectus has been revised to read as follows:
For your first term, the maximum return will be within the range of 5.40% to 6.40% for the 1 year term, 9.95% to 10.95% for the 2 year term and 14.40% to 15.40% for the 3 year term. The minimum guaranteed interest rate on partial participation will be within the range of 1.55% to 2.55% for the 1 year term, within the range of 2.75% to 3.75% for the 2 year term and within the range of 3.90% to 4.90% for the 3 year term.
The rest of the information on page 3 remains unchanged.
This Supplement should be retained for future reference.
S-6000-61 A (7/23)